Exhibit (m)(vii) under Form N-1A
                                               Exhibit 1 under Item 601/Reg. S-K



                           Amendment #1 to EXHIBIT A
                             to the 12b-1 Agreement

                    FUND NAME                                      SHARE CLASS

MTB Balanced Fund                                          Class A and Class B Shares
MTB Equity Income Fund                                     Class A and Class B Shares
MTB Equity Index Fund                                      Class A and Class B Shares
MTB Income Fund                                            Class A and Class B Shares
MTB Intermediate-Term Bond Fund                            Class A and Class B Shares
MTB International Equity Fund                              Class A and Class B Shares
MTB Large Cap Growth Fund                                  Class A and Class B Shares
MTB Large Cap Stock Fund                                   Class A and Class B Shares
MTB Large Cap Value Fund                                   Class A and Class B Shares
MTB Managed Allocation Fund - Aggressive Growth            Class A and Class B Shares
MTB Managed Allocation Fund - Conservative Growth          Class A and Class B Shares
MTB Managed Allocation Fund - Moderate Growth              Class A and Class B Shares
MTB Maryland Municipal Bond Fund                           Class A and Class B Shares
MTB Mid Cap Growth Fund                                    Class A and Class B Shares
MTB Mid Cap Stock Fund                                     Class A and Class B Shares
MTB Money Market Fund                                      Class B, Class S, and Institutional II Shares
MTB Multi Cap Growth Fund                                  Class A and Class B Shares
MTB New York Municipal Bond Fund                           Class A and Class B Shares
MTB Pennsylvania Municipal Bond Fund                       Class A and Class B Shares
MTB Pennsylvania Tax-Free Money Market Fund                Class A and Institutional II Shares
MTB Prime Money Market Fund                                Institutional Shares
MTB Short Duration Government Bond Fund                    Class A and Class B Shares
MTB Short-Term Corporate Bond Fund                         Class A and Class B Shares
MTB Small Cap Growth Fund                                  Class A and Class B and Class C Shares
MTB Small Cap Stock Fund                                   Class A and Class B Shares
MTB Tax-Free Money Market Fund                             Class A and Institutional II Shares
MTB U.S. Government Bond Fund                              Class A and Class B Shares
MTB U.S. Government Money Market Fund                      Class A Shares
MTB U.S. Treasury Money Market Fund                        Class S and Institutional II Shares

1.    During  the  term  of this Agreement, ESI will pay Institution a quarterly
fee in respect of each Fund.   This  fee  will be computed at the annual rate of
..25% of the average net asset value of Class A Shares, Class S Shares, Institutional Shares and Institutional II Shares held during the quarter in accounts for which the Institution provides services under this Agreement and ..75% of the average net asset value of Class B Shares and Class C Shares held during the quarter in accounts for which the Institution provides services under this Agreement, so long as the average net asset value of Shares in each Fund during the quarter equals or exceeds such minimum amount as ESI shall from time to time determine and communicate in writing to the Institution.

2. For the quarterly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the quarter.

                           Amendment #2 to EXHIBIT A
                             to the 12b-1 Agreement

                    FUND NAME                                      SHARE CLASS

MTB Balanced Fund                                          Class A and Class B Shares
MTB Equity Income Fund                                     Class A and Class B Shares
MTB Equity Index Fund                                      Class A and Class B Shares
MTB Income Fund                                            Class A and Class B Shares
MTB Intermediate-Term Bond Fund                            Class A and Class B Shares
MTB International Equity Fund                              Class A and Class B Shares
MTB Large Cap Growth Fund                                  Class A and Class B Shares
MTB Large Cap Stock Fund                                   Class A and Class B Shares
MTB Large Cap Value Fund                                   Class A and Class B Shares
MTB Managed Allocation Fund - Aggressive Growth            Class A and Class B Shares
MTB Managed Allocation Fund - Conservative Growth          Class A and Class B Shares
MTB Managed Allocation Fund - Moderate Growth              Class A and Class B Shares
MTB Maryland Municipal Bond Fund                           Class A and Class B Shares
MTB Mid Cap Growth Fund                                    Class A and Class B Shares
MTB Mid Cap Stock Fund                                     Class A and Class B Shares
MTB Money Market Fund                                      Class B, Class S, and Institutional II Shares
MTB Multi Cap Growth Fund                                  Class A and Class B Shares
MTB New York Municipal Bond Fund                           Class A and Class B Shares
MTB New York Tax-Free Money Market Fund                    Class A Shares
MTB Pennsylvania Municipal Bond Fund                       Class A and Class B Shares
MTB Pennsylvania Tax-Free Money Market Fund                Class A and Institutional II Shares
MTB Prime Money Market Fund                                Institutional Shares
MTB Short Duration Government Bond Fund                    Class A and Class B Shares
MTB Short-Term Corporate Bond Fund                         Class A and Class B Shares
MTB Small Cap Growth Fund                                  Class A and Class B and Class C Shares
MTB Small Cap Stock Fund                                   Class A and Class B Shares
MTB Tax-Free Money Market Fund                             Class A and Institutional II Shares
MTB U.S. Government Bond Fund                              Class A and Class B Shares
MTB U.S. Government Money Market Fund                      Class A Shares
MTB U.S. Treasury Money Market Fund                        Class A, Class S and Institutional II Shares
MTB VIRGINIA MUNICIPAL BOND FUND                           CLASS A SHARES

1. During the term of this Agreement, ESI will pay Institution a quarterly fee in respect of each Fund. This fee will be computed at the annual rate of ..25% of the average net asset value of Class A Shares, Class S Shares, Institutional Shares and Institutional II Shares held during the quarter in accounts for which the Institution provides services under this Agreement and ..75% of the average net asset value of Class B Shares and Class C Shares held during the quarter in accounts for which the Institution provides services under this Agreement, so long as the average net asset value of Shares in each Fund during the quarter equals or exceeds such minimum amount as ESI shall from time to time determine and communicate in writing to the Institution.

2. For the quarterly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the quarter.


Dated:  January 11, 2006

                           Amendment #3 to EXHIBIT A
                             to the 12b-1 Agreement

                FUND NAME                                                         SHARE CLASS

MTB Balanced Fund                                                         Class A and Class B Shares
MTB Equity Income Fund                                                    Class A and Class B Shares
MTB Equity Index Fund                                                     Class A and Class B Shares
MTB Income Fund                                                           Class A and Class B Shares
MTB Intermediate-Term Bond Fund                                           Class A and Class B Shares
MTB International Equity Fund                                             Class A and Class B Shares
MTB Large Cap Growth Fund                                                 Class A and Class B Shares
MTB Large Cap Stock Fund                                                  Class A and Class B Shares
MTB Large Cap Value Fund                                                  Class A and Class B Shares
MTB Managed Allocation Fund - Aggressive Growth                           Class A and Class B Shares
MTB Managed Allocation Fund - Conservative Growth                         Class A and Class B Shares
MTB Managed Allocation Fund - Moderate Growth                             Class A and Class B Shares
MTB Maryland Municipal Bond Fund                                          Class A and Class B Shares
MTB Mid Cap Growth Fund                                                   Class A and Class B Shares
MTB Mid Cap Stock Fund                                                    Class A and Class B Shares
MTB Money Market Fund                                                     CLASS A 2 SHARES (formerly, Institutional Shares),
                                                                          Class B, Class S, and Institutional II Shares
MTB Multi Cap Growth Fund                                                 Class A and Class B Shares
MTB New York Municipal Bond Fund                                          Class A and Class B Shares
MTB Pennsylvania Municipal Bond Fund                                      Class A and Class B Shares
MTB Pennsylvania Tax-Free Money Market Fund                               Class A and Institutional II Shares
MTB Prime Money Market Fund                                               Institutional Shares
MTB Short Duration Government Bond Fund                                   Class A and Class B Shares
MTB Short-Term Corporate Bond Fund                                        Class A and Class B Shares
MTB Small Cap Growth Fund                                                 Class A and Class B and Class C Shares
MTB Small Cap Stock Fund                                                  Class A and Class B Shares
MTB Tax-Free Money Market Fund                                            Class A and Institutional II Shares
MTB U.S. Government Bond Fund                                             Class A and Class B Shares
MTB U.S. Government Money Market Fund                                     Class A Shares
MTB U.S. Treasury Money Market Fund                                       Class S and Institutional II Shares
MTB Virginia Municipal Bond Fund                                          Class A Shares

1.    During the  term  of  this Agreement, ESI will pay Institution a quarterly
fee in respect of each Fund.   This  fee  will be computed at the annual rate of
..25% of the average net asset value of Class A Shares, Class S Shares, CLASS A2 SHARES, Institutional Shares and Institutional II Shares held during the quarter in accounts for which the Institution provides services under this Agreement and ..75% of the average net asset value of Class B Shares and Class C Shares held during the quarter in accounts for which the Institution provides services under this Agreement, so long as the average net asset value of Shares in each Fund during the quarter equals or exceeds such minimum amount as ESI shall from time to time determine and communicate in writing to the Institution.

2. For the quarterly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the quarter.


Dated:  July 1, 2006

                           Amendment #4 to EXHIBIT A
                             to the 12b-1 Agreement

                    FUND NAME                                               SHARE CLASS

MTB Balanced Fund                                                   Class A and Class B Shares
MTB Equity Income Fund                                              Class A and Class B Shares
MTB Equity Index Fund                                               Class A and Class B Shares
MTB Income Fund                                                     Class A and Class B Shares
MTB Intermediate-Term Bond Fund                                     Class A and Class B Shares
MTB International Equity Fund                                       Class A and Class B Shares
MTB Large Cap Growth Fund                                           Class A and Class B Shares
MTB Large Cap Stock Fund                                            Class A and Class B Shares
MTB Large Cap Value Fund                                            Class A and Class B Shares
MTB Managed Allocation Fund - Aggressive Growth                     Class A and Class B Shares
MTB Managed Allocation Fund - Conservative Growth                   Class A and Class B Shares
MTB Managed Allocation Fund - Moderate Growth                       Class A and Class B Shares
MTB Maryland Municipal Bond Fund                                    Class A and Class B Shares
MTB Mid Cap Growth Fund                                             Class A and Class B Shares
MTB Mid Cap Stock Fund                                              Class A and Class B Shares
MTB Money Market Fund                                               Class A2 Shares, Class B Shares, Class S Shares,
                                                                    and Institutional II Shares
MTB Multi Cap Growth Fund                                           Class A and Class B Shares
MTB New York Municipal Bond Fund                                    Class A and Class B Shares
MTB Pennsylvania Municipal Bond Fund                                Class A and Class B Shares
MTB Pennsylvania Tax-Free Money Market Fund                         Class A and Institutional II Shares
MTB Prime Money Market Fund                                         CORPORATE SHARES (FORMERLY:  INSTITUTIONAL SHARES)
MTB Short Duration Government Bond Fund                             Class A and Class B Shares
MTB Short-Term Corporate Bond Fund                                  Class A and Class B Shares
MTB Small Cap Growth Fund                                           Class A and Class B and Class C Shares
MTB Small Cap Stock Fund                                            Class A and Class B Shares
MTB Tax-Free Money Market Fund                                      Class A and Institutional II Shares
MTB U.S. Government Bond Fund                                       Class A and Class B Shares
MTB U.S. Government Money Market Fund                               Class A Shares
MTB U.S. Treasury Money Market Fund                                 Class S and Institutional II Shares
MTB Virginia Municipal Bond Fund                                    Class A Shares

1. During the term of this Agreement, ESI will pay Institution a quarterly fee in respect of each Fund. This fee will be computed at the annual rate of ..25% of the average net asset value of Class A Shares, Class S Shares, CORPORATE SHARES, Institutional Shares and Institutional II Shares held during the quarter in accounts for which the Institution provides services under this Agreement and ..75% of the average net asset value of Class B Shares and Class C Shares held during the quarter in accounts for which the Institution provides services under this Agreement, so long as the average net asset value of Shares in each Fund during the quarter equals or exceeds such minimum amount as ESI shall from time to time determine and communicate in writing to the Institution.

2. For the quarterly period in which the Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the quarter.


Dated:  August 31, 2006